SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):
December 29, 2006

HYDROGEN POWER, INC.
(Exact name of registrant as specified in charter)

Delaware	0-12374	84-0905189
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1942 Westlake Avenue, Suite 1010
Seattle, WA 98101
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (206) 448-5073

7315 East Peakview Avenue
Englewood, Colorado 80111
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 2, 2007, pursuant to the terms of a Redemption, Stock Sale and Release Agreement (the “Redemption Agreement””) by and between Hydrogen Power, Inc., a Delaware corporation (the “Company”) and FastFunds Financial Corporation, a Delaware corporation and a majority owned subsidiary of the Company (“FastFunds”), FastFunds (i) redeemed 8,917,344 shares of FastFunds common stock held by the Company, (ii) acquired from the Company an aggregate of 5,000 shares of common stock of Denaris Corporation, a Delaware corporation (“Denaris”), (iii) acquired from the Company an aggregate of 1,000 shares of common stock of Key Financial Systems, Inc., a Delaware corporation (“Key Financial”), and (iv) acquired from the Company an aggregate of 1,000 shares of common stock of Nova Financial Systems, Inc., a Delaware corporation (“Nova Financial”). Denaris was a majority owned subsidiary of the Company, and Key Financial and Nova Financial were wholly owned subsidiaries of the Company. Each of Denaris, Nova Financial and Key Financial are inactive entities with no operating or intellectual property assets. The shares of common stock of each entity transferred by the Company pursuant to the Redemption Agreement constituted all of the Company’s holdings in each entity. In consideration of the redemption and acquisition of the shares of Denaris, Key Financial and Nova Financial, FastFunds released the Company from all outstanding payment obligations of the Company to FastFunds, including obligations under a Secured Promissory Note dated March 14, 2006 in favor of FastFunds in the principal face amount of $5,000,000 (the “FastFunds Note”). The outstanding balance on the FastFunds Note, including principal and interest accrued, as of the date of the Redemption Agreement was $5,402,398.

Immediately after the closing of the Redemption Agreement, the Company continued to hold 3,500,000 shares of FastFunds, constituting approximately 52.5% of the outstanding capital stock of FastFunds. So long as the Company holds 10% or more of the outstanding equity or voting interest in FastFunds, it has agreed to vote its shares of capital stock of FastFunds in the same manner and proportion as other stockholders of FastFunds vote their shares. As of January 2, 2007, FastFunds also held 1,541,858 shares of common stock of the Company. Pursuant to the Redemption Agreement, FastFunds and the Company each provided the other certain registration rights relating to the common stock of such party held by the other party. A copy of the Redemption Agreement has been filed herewith as Exhibit 10.1, and is incorporated herein by reference.

In contemplation of the Redemption Agreement, on December 29, 2006, the Company obtained the consent of Whitebox Hedged High Yield Partners LP (“Whitebox”) and Pandora Select Partners LP (“Pandora”; together with Whitebox, the “Lenders”) to complete the transactions contemplated by the Redemption Agreement. Contemporaneously with receipt of the consent, the Company entered into an Note and Security Amendment Agreement dated December 29, 2006 with the Lenders, pursuant to which the Company agreed to amend certain terms of a Convertible Secured Promissory dated March 8, 2004 in favor of Whitebox in the principal amount of $2,000,000 and a Secured Promissory Note dated March 8, 2004 in favor of Pandora in the principal amount of $3,000,000 (together, the “2004 Notes”) to increase the interest rate applicable to the 2004 Notes from 7% per annum to 10% per annum and the default interest rate from 10% to 13%. Also on December 29, 2006, the Company paid (i) Whitebox an aggregate of $301,918.67 in satisfaction in full of its payment obligations under a Secured Promissory Note dated September 15, 2005 in favor of Whitebox and (ii) Pandora an aggregate of $452,674.20 in satisfaction in full of its payment obligations under a Secured Promissory Note dated September 15, 2005 in favor of Pandora. The Company has attached as Exhibit 10.2 hereto a copy of the Note and Security Amendment Agreement with Lenders, and incorporates such agreement herein by reference.

Effective on December 29, 2006, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with HF Services LLC (“HF Services”). HF Services is owned by Henry Fong, who at the time the agreement was entered into was a director of the Company, and Thomas Olson, the Secretary of the Company. Pursuant to the Consulting Agreement, HF Services will assist the Company with corporate and securities matters, including without limitation assisting the Company with its compliance with applicable securities rules and regulations. The term of the Consulting Agreement is one year. In consideration of such consulting services, the Company shall pay HF Services a consulting fee of $20,000 per month. A copy of the Consulting Agreement has been filed herewith as Exhibit 10.3, and is incorporated herein by reference.

Effective on December 29, 2006, the Company entered into a Letter Agreement (the “Letter Agreement”) with Henry Fong, at the time a director of the Company, Gulfstream Financial Partners, LLC (“Gulfstream”) and Beacon Investments, Inc. (“Beacon”). Gulfstream and Beacon are each wholly owned by Mr. Fong. Pursuant to the Letter Agreement, the Company agreed to issue Mr. Fong 100,000 shares of the Company’s common stock and pay Mr. Fong $200,000 in full satisfaction of certain obligations of the Company to Mr. Fong, Gulfstream and Beacon which aggregated approximately $653,500 as of December 29, 2006. With respect to the payment of $200,000, the Company paid Mr. Fong $162,500 in cash and issued a promissory note in the principal amount of $37,500 (the “Fong Note”) to Mr. Fong for the remainder. The Fong Note is payable in full on March 31, 2007, and accrues interest at a rate of 7% per annum. The Company has attached copies of the Letter Agreement and Fong Note as Exhibits 10.4 and 4.1 hereto, respectively, and incorporates them herein by reference.

As a part of the transactions of the Company disclosed under this Item 1.01, the Company paid an aggregate of $175,000 to certain of its employees and consultants in the form of severance and termination payments in consideration of services rendered by such persons to the Company and a release of claims of such persons against the Company. Included in the $175,000 paid by the Company, $71,000 was paid to Thomas Olson, who remains as Secretary of the Company, pursuant to his termination as an employee of the Company, and $36,000 was paid to Barry Hollander, who as of January 1, 2007 serves as the acting President of FastFunds, pursuant to the termination of his consulting arrangement with the Company.

In consideration of the services provided to the Company by its officers and directors, and to assist the Company in its future endeavors to induce qualified persons to serve as officers and directors of the Company, effective December 29, 2006, the board adopted an Indemnity Policy setting forth the terms of certain indemnification rights the Company has determined to provide its officers and directors. The Company has attached a copy of the Indemnity Policy as Exhibit 10.5 hereto, and incorporates the policy herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The closing on January 2, 2007 of the Redemption Agreement and the transactions contemplated thereby may constitute a disposition of a significant amount of assets, other than in the ordinary course of the Company’s business, to FastFunds. To the extent applicable, the Company hereby incorporates by reference the disclosure set forth under Item 1.01 herein.

Item 3.02 Unregistered Sales of Equity Securities

On January 3, 2007, the Company issued an aggregate of 12,594,622 shares of the Company’s common stock (with an additional 711,431 shares reserved for issuance upon the exercise of outstanding options) to holders of two tranches of the Company’s Series L Convertible Preferred Stock (L-1 and L-2) upon conversion of 100,000 shares of L-1 and 100,000 shares of L-2 Convertible Preferred Stock.

The Series L Preferred Stock was originally issued by the Company pursuant to the merger transaction between the Company, then known as Equitex, Inc., and Hydrogen Power, Inc., then a privately held Delaware corporation (the pre-merger Hydrogen Power, Inc. shall be referred to herein as “Old HPI”), effective on March 14, 2006, and was issued to the former shareholders of Old HPI in three tranches (L-1, L-2 and L-3). The three tranches of Series L Preferred Stock, each consisting of an aggregate of 100,000 shares, are convertible into common stock of the Company on the 180th, 270th and 360th day, respectively, following closing of the merger, subject to the Company’s achievement of certain performance benchmarks relating to its technology, as set forth in the Certificate of Designation relating to the Series L Convertible Preferred Stock. Each tranche is convertible into an aggregate of 40% of the Company’s common stock outstanding (on a pre-conversion basis) on the respective date of conversion. With the satisfaction of the benchmarks for the L-1 and L-2, the Company issued 4,988,646 shares of common stock (with an additional 281,793 shares reserved for issuance upon the exercise of outstanding options) upon conversion of the L-1 shares (with the reserved shares, constituting an amount equal to 40% of the shares of common stock of the Company outstanding (on a pre-conversion basis) on September 10, 2006, the 180th day following closing) and 7,605,976 shares of common stock (with an additional 429,638 shares reserved for issuance upon the exercise of outstanding options) upon conversion of the L-2 shares (with the reserved shares, constituting an amount equal to 40% of the shares of common stock outstanding (on a pre-conversion basis) on December 9, 2006, the 270th day following closing). Of the shares of common stock authorized for issuance upon conversion of the L-1 and L-2 Preferred Stock, an aggregate of 22,949 shares of common stock were issued to persons who were appointed as officers and directors of the Company on January 2, 2007 (as disclosed under Item 5.02), with an additional 367,191 shares held in reserve for issuance upon the exercise of outstanding options held by such individuals.

In issuing the securities referenced in this Item 3.02, the Company relied on the exemption from federal registration under Section 3(9) of the Securities Act of 1933, as amended (the “Securities Act”), based on the fact that the issuance constituted the issuance of securities to existing securityholders without the payment of a commission or other remuneration.

Effective December 29, 2006, the Company issued 100,000 shares of the Company’s common stock to Henry Fong, a former director and former President and Treasurer of the Company, in partial payment of obligations to Mr. Fong and certain entities owned by Mr. Fong as disclosed under Item 1.01 herein. The Company hereby incorporates by reference its disclosure set forth under Item 1.01 herein.

Item 5.01. Changes in Control of Registrant.

Immediately following the conversion of the Series L-1 and L-2 Preferred Stock into common stock on January 3, 2007 as disclosed under Item 3.02 hereof, the former shareholders of Old HPI held an aggregate of 14,933,612 shares of our common stock, constituting approximately 54.1% of the Company’s outstanding common stock. The former majority shareholder of Old HPI, Global Hydro Fuel Technology, Inc., holds approximately 49.3% of the Company’s outstanding common stock. Additionally, former optionholders of Old HPI hold options to purchase an aggregate of 843,553 shares of our common stock. The former shareholders and optionholders of Old HPI also collectively hold 100,000 shares of L-3 Convertible Preferred Stock, convertible pursuant to the terms of the Certificate of Designation.

Coinciding with the conversion of the Series L-1 and L-2 Preferred Stock, and as disclosed under Item 5.02, on January 2, 2007 the Company appointed four new directors to the Company, James Diffendorfer, John Martin, Virendra Chaudhary and Gurinder Dilawari. The prior directors of the Company contemporaneously resigned their positions. The disclosure set forth under Item 5.02 herein are incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As part of an intended change-in-direction of the Company to pursue a business plan relating to the use of hydrogen power as an alternative energy source, Russell Casement, Aaron Grunfeld and Joseph Hovorka, resigned from their positions as members of the Company’s board of directors effective December 30, 2006.

On January 2, 2007, Mr. Henry Fong, the sole remaining director of the board, appointed James Diffendorfer, John Martin, Virendra Chaudhary and Gurinder Dilawari as new directors, each of whom accepted their appointments effective the same date. Additionally, on January 2, 2007, Mr. Fong appointed John J. Martin as the Company’s Chief Executive Officer and President, Michael W. Hines as the Company’s Chief Financial Officer, and James G. Matkin as Special Counsel to the board of directors, each appointment effective upon Mr. Fong’s resignation as President and Treasurer of the Company. Subsequent to the appointment of the new officers and directors as referenced above, on January 2, 2007, Mr. Fong resigned as a director of the Company and from his positions as President and Treasurer of the Company.

Mr. John J. Martin, 58, is a graduate of Yale University. Mr. Martin served as a director of Old HPI from its inception in September 2004 until its merger with the Company in March 2006. Mr. Martin has been employed as an Engineering Manager with URS Corporation, a world renowned engineering firm with 25,000 employees, since 1998. URS Corporation services several long-term contracts with the Federal Government and the U.S. Defense Department. Mr. Martin is a registered engineer located in the State of Washington and is the director of engineering of HPI.

Mr. James H. Diffendorfer, 65, has served as an engineer and operations manual editor at the Boeing Company in Seattle, Washington from 1996 to present. Mr. Diffendorfer served as a director of Old HPI from its inception in September 2004 until its merger with the Company in March 2006. Mr. Diffendorfer graduated from the USAF Academy with a Bachelors of Science degree in Engineering, and a degree in Astronautical Engineering from the US Air Force Institute of Technology. He earned a Masters Degree in Business Administration from the New Mexico Highlands University.

Mr. Virendra Chuardhary, 59, has served as an Associate Technical Fellow Mathematics and Engineering with the Boeing Company from January 1997 to the present, and prior to that served in various capacities with Boeing since May 1985. Mr. Dilawari received a B. Tech degree in Civil Engineering at the Indian Institute of Technology in Kanpur, India, and M.S.C.E. and Ph.D degrees in Structural Engineering from West Virginia University in Morgantown, West Virginia.

Mr. Gurinder Dilawari, 49, has since September 2004 served as a consultant for Vibgyor Investments Inc., a Vancouver, British Columbia based corporation which acts as a consultant to small businesses in the area of retail sales and mechanical engineering. From 1995 to August 2004, Mr. Dilawari worked with Imperial Oil in North Vancouver, British Columbia. Mr. Dilawari received a degree in Mechanical Engineering from IndoSwiss in India.
Mr. James Matkin, 62, served as the Executive Chairman of Old HPI from September 2004 until its merger with the Company in March 2006, and has continued to serve the Company as counsel to the Company since that time. Mr. Matkin was the chief executive officer of the Law Society of British Columbia from 1998 to 2005. He served as a member of the board of directors of GT Group Telecom Inc., a leading telecommunications service provider, from 1997 to 2002. Mr. Matkin previously founded Juricert Inc., a provider of PKI and authentication services for internet commerce, while chief executive officer of the Law Society. Juricert is a private company wholly owned by the Law Society of British Columbia. Mr. Matkin is a director of Global Hydrofuel Technologies Inc., a significant shareholder of the Company. Mr. Matkin obtained a Master of Laws from Harvard University and a Bachelor of Laws from the University of Alberta. Mr. Matkin also holds a Bachelor of Arts Degree from the University of Alberta. Mr. Matkin was a director of the Bank of Canada from 1992 to 1995, a director of ITT Canada in 1990 and a director of the British Columbia Workers Compensation Board from 1990 to 1993.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(d) Exhibits.

4.1	Promissory Note dated December 29, 2006 in favor of Henry Fong
10.1	Redemption, Stock Sale and Release Agreement dated January 2, 2007 by and between the Company and FastFunds Financial Corporation
10.2	Note and Security Amendment Agreement dated December 27, 2006 by and among the Company, FastFunds Financial Corporation, Whitebox Hedged High Yield Partners LP and Pandora Select Partners LP
10.3	Consulting Agreement dated December 29, 2006 by and between the Company and HF Services
10.4	Letter Agreement dated December 29, 2006 by and among the Company, Henry Fong, Gulfstream Financial Partners LLC and Beacon Investments, Inc.
10.5	Indemnity Policy
99.1	Press Release dated January 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROGEN POWER, INC.
Date: January 8, 2007	By: /s/ Thomas B. Olson Thomas B. Olson, Secretary

EXHIBIT INDEX

4.1	Promissory Note dated December 29, 2006 in favor of Henry Fong
10.1	Redemption, Stock Sale and Release Agreement dated January 2, 2007 by and between the Company and FastFunds Financial Corporation
10.2	Note and Security Amendment Agreement dated December 27, 2006 by and among the Company, FastFunds Financial Corporation, Whitebox Hedged High Yield Partners LP and Pandora Select Partners LP
10.3	Consulting Agreement dated December 29, 2006 by and between the Company and HF Services
10.4	Letter Agreement dated December 29, 2006 by and among the Company, Henry Fong, Gulfstream Financial Partners LLC and Beacon Investments, Inc.
10.5	Indemnity Policy
99.1	Press Release dated January 4, 2007